UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 5, 2026
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Open Text Corporation
(Exact name of Registrant as specified in its charter)
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Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	OTEX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition
The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”
On November 5, 2026, Open Text Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
The information in this Item 2.02 and the exhibits attached hereto are furnished to, but not “filed” with, the Securities and Exchange Commission (“SEC”) and shall not be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01    Other Events
The following information is filed pursuant to Item 8.01 “Other Events”.
Cash Dividends
Pursuant to the Company's dividend policy, the Board of Directors of the Company has declared a dividend of $0.28 per Common Share, payable on December 18, 2026, to the shareholders of the Company of record on December 4, 2026.
OpenText believes strongly in returning value to its shareholders and intends to maintain its dividend program. Any future declarations of dividends and the establishment of future record and payment dates are all subject to the final determination and discretion of the Board of Directors.
The declaration, payment and amount of any future dividends will be made pursuant to the Company's dividend policy and is subject to final determination each quarter by the Board of Directors in its discretion based on a number of factors that it deems relevant, including the Company's financial position, results of operations, available cash resources, cash requirements and alternative uses of cash that the Board of Directors may conclude would be in the best interest of the shareholders of the Company. Payment of dividends is also subject to relevant contractual limitations, including those in the Company's existing credit agreements. Accordingly, there can be no assurance that any future dividends will be equal or similar in amount to any dividends previously paid or that the Board of Directors will not decide to reduce, suspend or discontinue the payment of dividends in the future.

Item  9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

99.1	Press release of financial results issued by Open Text Corporation on November 5, 2026.
101.INS	XBRL instance document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL taxonomy extension schema.
101.CAL	Inline XBRL taxonomy extension calculation linkbase.
101.DEF	Inline XBRL taxonomy extension definition linkbase.
101.LAB	Inline XBRL taxonomy extension label linkbase.
101.PRE	Inline XBRL taxonomy extension presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

November 5, 2026	By:	/s/ STEVE RAI
Steve Rai Executive Vice President, Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release of financial results issued by Open Text Corporation on November 5, 2026.
101.INS	XBRL instance document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL taxonomy extension schema.
101.CAL	Inline XBRL taxonomy extension calculation linkbase.
101.DEF	Inline XBRL taxonomy extension definition linkbase.
101.LAB	Inline XBRL taxonomy extension label linkbase.
101.PRE	Inline XBRL taxonomy extension presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).